UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 29, 2008

AMERICAN EXPRESS COMPANY
(Exact Name of Registrant as Specified in Its Charter)

                               New York
(State or Other Jurisdiction of Incorporation

1-7657	13-4922250
(Commission File Number)	(IRS Employer Identification No.)

200 Vesey Street, World Financial Center
New York, New York	10285
(Address of Principal Executive Offices)	(Zip Code)

(212) 640-2000
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

On February 29, 2008, American Express Company issued a press release announcing that it had completed the sale of its international banking subsidiary, American Express Bank Ltd., to Standard Chartered PLC. A copy of such press release is attached as Exhibit 99.1 and is incorporated by reference.

Item 9.01  Financial Statements and Exhibits

(d)   Exhibits

99.1	Press release dated February 29, 2008

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EXPRESS COMPANY
(REGISTRANT)

By	/s/ Stephen P. Norman
Name: Stephen P. Norman
Title: Secretary

Date: February 29, 2008

EXHIBIT INDEX

Item No.	Description
99.1	Press Release dated February 29, 2008